UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 05, 2026

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On March 5, 2026, the Audit Committee of the Board of Directors of Diodes Incorporated (the “Company”) dismissed Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm, effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 5, 2026:

•
The reports of Baker Tilly on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles;
•
There were no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with Baker Tilly on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to such matters in their report; and
•
There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Baker Tilly with a copy of this disclosure and requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Baker Tilly’s letter, dated March 11, 2026, is filed as Exhibit 16.1 to this Form 8 K.

(b) Engagement of New Independent Registered Public Accounting Firm

The Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026.

During the Company’s two most recent fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 5, 2026, neither the Company nor anyone acting on its behalf has consulted with PwC regarding:

(i)
The application of accounting principles to any specific completed or proposed transaction;
(ii)
The type of audit opinion that might be rendered on the financial statements; or
(iii)
Any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(v) of Regulation S K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Baker Tilly US, LLP to the SEC dated March 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED

Date:	March 11, 2026	By:	/s/Brett R. Whitmire
Brett R. Whitmire Chief Financial Officer